SEMIANNUAL REPORT  JUNE 30, 2000

Prudential
Global Total Return Fund, Inc.

Fund Type Global debt

Objective Total return, made up of current income and capital appreciation

Build On The Rock

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                        (LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Global Total Return Fund seeks total return made up of current income and capital appreciation. The Fund invests primarily in intermediate-term, investment-grade debt securities issued around the world. The Fund invests at least 65% of its total assets in income-producing debt securities of the United States and foreign governments, including developing countries.
The Fund can invest up to 35% of total assets in corporate debt securities. The Fund may also invest up to 15% of total assets in bonds rated below investment grade, with a minimum rating of "B" by Standard & Poor's or Moody's, or of comparable quality in our view. Lower-rated securities carry a greater risk of loss of principal and interest than higher-rated securities.
There are special risks associated with foreign investing, including social, political and currency risks, as well as potential illiquidity. There can be no assurance that the Fund's investment objective will be achieved.

Currency Concentration
   Expressed as a percentage of
total investments as of 6/30/00
      42.0%  Euro
      32.5   United States
       8.4   Other
       6.1   Japan
       5.3   United Kingdom
       2.5   Australia
       2.5   Canada
       0.7   Cash Equivalents

Ten Largest Issuers
   Expressed as a percentage of
   net assets as of 6/30/00
   24.7% German Government Bonds
   8.5   U.S. Treasury Obligations
   6.0   Government of Japan
   5.3   Republic of Austria
   4.2   United Kingdom Government Bonds
   3.8   Republic of Italy
   3.2   Swedish Government Bond
   2.9   Federal National Mortgage
         Association
   2.8   Kingdom of Spain
   2.5   New South Wales Treasury Corp.

                         www.prudential.com     (800) 225-1852

Performance at a Glance

Cumulative Total Returns1   As of 6/30/00
                        Six      One     Five       Ten      Since
                       Months    Year    Years     Years   Inception2
Class A                -0.14%   -0.82%   33.12%   100.27%   230.36%
Class B                -0.39    -1.17     N/A       N/A      19.97
Class C                -0.39    -1.17     N/A       N/A      19.97
Class Z                 0.00    -0.54     N/A       N/A      10.82
Lipper Global Income
Fund Avg.3              0.69     1.73    26.67     81.18      ***

Average Annual Total Returns1   As of 6/30/00
                 One    Five     Ten      Since
                 Year   Years   Years   Inception2
   Class A      -4.78%  5.03%   6.76%      8.60%
   Class B      -6.17    N/A     N/A       3.97
   Class C      -3.15    N/A     N/A       3.93
   Class Z      -0.54    N/A     N/A       3.17

Distributions and Yields         As of 6/30/00
             Total Distributions    30-Day
             Paid for Six Months   SEC Yield
   Class A       $0.20               5.41%
   Class B       $0.18               5.09
   Class C       $0.18               5.04
   Class Z       $0.21               5.87

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance numbers, with the exception of six-month and one-year returns, do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund's inception, past performance returns would have been lower. Prior to January 15, 1996, the Fund operated as a closed-end fund with shares being traded on the New York Stock Exchange.
1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class
A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees.
2 Inception dates: Class A, 7/7/86; Class B and Class C,
1/15/96; and Class Z, 3/17/97.
3 Lipper average returns are for all funds in each share class for the six-months, one-, five-, and ten-year periods in the Global Income Fund category. The Lipper average is unmanaged. Funds in the Global Income category invest primarily in U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.
***Lipper Since Inception returns are 181.42% for Class
A, 16.68% for Class B and Class C, and 9.70% for Class Z, based on all funds in each share class.

(LOGO)                           August 14, 2000

Dear Shareholder,
The first half of the year has been a challenging period in the global fixed-income markets. During the six-month reporting period ended June 30, 2000, Prudential Global
Total Return Fund's Class A shares fell 0.14%- -4.14% for those subject to the initial Class A sales charge. This compares to a 0.69% return for the Lipper Global Income
Fund Average.
These lackluster results are indicative of the overall fixed-income environment. In the United States and Europe, returns continued to be adversely affected by rising interest rates. Both the Federal Reserve Board
(the "Fed") and the European Central Bank raised rates on several occasions in an attempt to slow the pace of economic growth. This led to falling bond prices in most sectors of the fixed-income market.
Toward the end of the period, there were signs that economic growth in the United States was moderating. This prompted the Fed to hold rates steady at the end of June, after raising them six consecutive times during the last year. A rally throughout much of the bond market ensued.
In closing, I would like to add that it is important to maintain a portfolio that is diversified across asset classes, particularly during volatile market times. To this end, your investment in the Prudential Global
Total Return Fund, which provides an element of exposure to the fixed-income markets, occupies an important place within your portfolio.
We appreciate your confidence and look forward to serving your investment needs in the future.

Sincerely,

John R. Strangfeld, President
Prudential Global Total Return Fund, Inc.

Prudential Global Total Return Fund, Inc.

Semiannual Report   June 30, 2000

Investment Adviser's Report

Rising interest rates take their toll
In our last report covering the end of 1999, we explained that interest rates were on the rise in virtually every market in which the Fund invests. Economies in both the United States and abroad were growing more strongly than anticipated. As a result, central banks had to increase short-term rates in an attempt to slow growth and ward off inflation.
In some ways, with respect to the global bond markets, this year has been a mirror image of 1999. Year to date, the Fed has raised its federal funds rate (the rate U.S.
banks charge each other for overnight loans) three times, as it did in 1999. These actions have led to falling prices in many sectors, since bond prices move in the opposite direction of interest rates. Overseas, the European Central Bank (ECB) has raised rates 125 basis points (a basis point is one one-hundredth of a percent).
A glimmer of hope did emerge toward the end of the period when the Fed decided to leave rates unchanged at the end of June. This decision was based on encouraging unemployment figures and signs indicating that U.S.
economic growth may be moderating. The Fed's decision not to raise rates boosted bond prices both in the United
States and overseas, particularly in the emerging markets.
A falling euro hurt the Fund
The Fund's returns relative to its benchmark were hurt during the reporting period due to its exposure to the euro currency. We believed that the euro was very attractively priced, and with the positive growth outlook for the European region, we felt that a substantial rebound could occur. Unfortunately, we were only half correct. Growth in Europe was, indeed, stronger than anticipated. However, growth rates in the United States were even stronger, and investors favored the dollar over the euro. As a result, the euro fell sharply during much of the period.

Prudential Global Total Return Fund, Inc.
Semiannual Report    June 30, 2000

Moving to lower the Fund's volatility
In recent months, we have made two noteworthy adjustments in an effort to lower the Fund's volatility. First, we have altered the Fund's currency policy to be more dynamic and to be even more responsive to market changes.
Second, we have reallocated a large portion of the Fund's emerging markets holdings to shorter-duration securities-typically issues maturing in five years or less.
(Duration measures how much a portfolio's bonds will fluctuate in price in response to a change in interest rates. Like a portfolio's average maturity, duration is expressed in years.) We believe this stance will allow us to continue to pick up incremental yield versus other bond markets, and will lower the Fund's susceptibility to interest rate fluctuations.

Anticipating a changing policy in Japan
Overall, during the past year the Japanese bond market has generated surprisingly strong results. The combination of a long-awaited economic rebound, corporate restructuring, and government intervention has caused investors to embrace Japanese bonds. However, with fears of disinflation (prices falling as opposed to rising) a thing of the past, we anticipate that to stimulate growth, the Bank of Japan will soon move away from the zero interest rate policy it has employed. If it does, the subsequent rise in interest rates would serve to lower the prices of Japanese bonds.

Looking ahead
We are reasonably optimistic about the prospects for the global debt markets. With regard to the U.S. economy, we foresee three possible scenarios. First, economic growth could reaccelerate, necessitating further interest rate hikes by the Fed. Second, the economy could fall into a recession. Third, we could experience a "soft landing," whereby growth falls to a more moderate and acceptable level. While many experts believe a soft landing is the most likely scenario, a resurgence of economic growth cannot be ruled out. If this occurs, it would be detrimental to bond prices, as a further round of rate hikes has not been priced into the market. Rising rates could also have a negative ripple effect in many emerging market bonds.

                         www.prudential.com     (800) 225-1852

With economic growth still expanding in Europe, the ECB could also engineer further rate increases this year.
However, additional rate hikes have already been factored into the European fixed-income markets, and inflation throughout much of Europe is very modest compared to the United States. As such, European bond yields are more attractive on a relative basis than U.S. bond yields. We also believe there is greater potential for price appreciation in the European debt markets. Therefore, we have increased the Fund's weighting in European bonds.
Prudential Global Total Return Fund Management Team

Prudential Global Total Return Fund, Inc.

Semiannual Report   June 30, 2000
    Financial Statements

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited)

Principal
Amount                                                              US$
(000)             Description                                       Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  92.0%
-------------------------------------------------------------------------------------
Australia  2.5%
  A$    10,070    New South Wales Treasury Corporation,
                   6.50%, 5/1/06                                    $     5,997,643
-------------------------------------------------------------------------------------
Canada  2.5%
  C$     8,900    Province of Quebec,
                   6.50%, 10/1/07                                         6,045,058
-------------------------------------------------------------------------------------
Euro  40.8%
  EURO   1,490    Callahan Nordrhein Westfalen (Germany),
                   14.00%, 7/15/10                                        1,430,173
           480    Esat Telecom Group PLC (United Kingdom),
                   11.875%, 11/1/09                                         572,948
         1,690    Flextronics International Ltd. (Singapore),
                   9.75%, 7/1/10                                          1,636,319
         3,416    French Government Bond,
                   5.50%, 4/25/29                                         3,225,626
         7,200    Kingdom of Spain,
                   Zero Coupon, 7/30/05                                   6,764,232
           680    Level 3 Communications Inc.
                   10.75%, 3/15/08                                          617,658
           500    Municipality of Sophia (France),
                   9.75%, 6/3/02                                            477,647
         1,960    Netia Holdings B.V. (Netherlands),
                   13.75%, 6/15/10                                        1,917,472
        12,838    Republic of Austria,
                   6.25%, 7/15/27                                        12,942,193
                  Federal Republic of Germany,
        17,000    8.00%, 7/22/02                                         17,209,678
        12,799    4.25%, 2/18/05                                         11,846,450
        12,580    6.50%, 10/14/05                                        12,771,341
        15,850    5.25%, 7/4/10                                          15,186,999
         3,389    4.75%, 7/4/28                                           2,886,615
                  Republic of Italy,
         2,695    4.75%, 4/15/03                                          2,552,817
         7,015    4.75%, 7/1/05                                           6,560,166

    See Notes to Financial Statements                                      7

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

Principal
Amount                                                              US$
(000)             Description                                       Value (Note 1)
-----------------------------------------------------------------------------------------
  EURO     564    Republik Oestereic,
                   5.50%, 1/15/10                                   $       535,812
                                                                    ---------------
                                                                         99,134,146
-------------------------------------------------------------------------------------
Greece  0.5%
   GRD 425,000    Republic of Greece,
                   6.50%, 10/22/19                                        1,236,632
-------------------------------------------------------------------------------------
Hungary  0.7%
  HUF  480,000    Hungarian Government Bond,
                   15.00%, 7/24/01                                        1,843,500
-------------------------------------------------------------------------------------
Japan  6.0%
                  Japanese Government Bonds,
  Y    985,000    1.80%, 6/21/10                                          9,423,544
       525,000    2.30%, 5/20/30                                          5,053,991
                                                                    ---------------
                                                                         14,477,535
-------------------------------------------------------------------------------------
New Zealand  2.9%
  NZ$   14,900    Federal National Mortgage Association,
                   7.25%, 6/20/02                                         6,937,888
-------------------------------------------------------------------------------------
Russia  0.2%
  RUB   18,900    European Bank of Reconstruction Development,
                   Zero Coupon, 5/28/02                                     393,890
-------------------------------------------------------------------------------------
Sweden  3.2%
  SEK   66,000    Swedish Government Bond,
                   6.00%, 2/9/05                                          7,728,212
-------------------------------------------------------------------------------------
United Kingdom  5.2%
  BP     6,850    United Kingdom, Government Bonds
                   5.00%, 6/7/04                                         10,109,367
           368    Banco Central del Uruguay, FRN,
                   7.375%, 2/19/07                                          519,138
         1,300    Powergen PLC,
                   8.875%, 3/26/03                                        2,048,481
                                                                    ---------------
                                                                         12,676,986

    8                                      See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

Principal
Amount                                                              US$
(000)             Description                                       Value (Note 1)
-----------------------------------------------------------------------------------------
United States  27.5%
Corporate Bonds  8.7%
  US$      750    Banco del Estado Chile,
                   8.39%, 8/1/01                                    $       751,088
         1,000    Central Bank Tunisia,
                   7.50%, 9/19/07                                           951,250
         1,300    Cho Hung Bank, FRN,
                   11.0725%, 1/7/05                                       1,300,000
         1,600    Embotelladura Andina S.A.
                   7.875%, 10/1/97                                        1,238,736
           670    Hanvit Bank,
                   12.75%, 3/1/10                                           664,975
         2,030    Industrial Bank of Korea,
                   8.375%, 9/30/02                                        2,030,000
         3,930    Korea Development Bank,
                   6.625%, 11/21/03                                       3,774,765
                  Korea Electric Power Corp.,
                   7.00%, 10/1/02                                           850,351
           875
         5,170    6.375%, 12/1/03                                         4,909,088
         2,000    Neuvo Grupo Isuacell S.A. del C.V.
                   14.25%, 12/1/06                                        2,090,000
         1,300    Philippine Long Dist. Telephone,
                   10.50%, 4/15/09                                        1,157,000
         1,300    Sakura Capital Funding (Cayman Island),
                   7.70%, 9/29/49                                         1,261,000
                                                                    ---------------
                                                                         20,978,253
-------------------------------------------------------------------------------------
Sovereign Bonds  10.4%
           500    Jamaican Government Bond,
                   9.625%, 7/2/02                                           485,000
         1,350    Kingdom of Jordan,
                   6.00%, 12/23/23                                          892,778
         4,300    Ministry of Finance (Russia),
                   10.00%, 6/26/07                                        3,327,125
         2,250    Oman Sultanate (India),
                   7.125%, 3/20/02                                        2,171,250

    See Notes to Financial Statements                                      9

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

Principal
Amount                                                              US$
(000)             Description                                       Value (Note 1)
-----------------------------------------------------------------------------------------
  $      3,100    Province of Ontario (Canada),
                   6.00%, 2/21/06                                   $     2,935,700
         1,800    Republic of Argentina, FRN,
                   7.375%, 3/31/05                                        1,640,340
         2,750    Republic of Bulgaria,
                   2.75%, 7/28/12                                         2,021,250
         3,300    Republic of Colombia,
                   7.25%, 2/23/04                                         2,735,700
         4,330    Republic of Croatia, FRN,
                   7.0325%, 7/31/06                                       4,086,767
         1,000    Republic of Italy,
                   7.00%, 9/18/01                                           998,000
         1,700    Republic of Lithuania,
                   7.125%, 7/22/02                                        1,653,250
         2,600    Republic of Panama,
                   8.25%, 4/22/08                                         2,353,000
                                                                    ---------------
                                                                         25,300,160
-------------------------------------------------------------------------------------
U.S. Government Obligations  8.4%
                  United States Treasury Bonds,
         4,985    8.875%, 8/15/17                                         6,354,330
         4,600    8.75%, 5/15/20                                          5,904,514
         8,070    United States Treasury Notes,
                   6.25%, 2/15/07                                         8,076,294
                                                                    ---------------
                                                                         20,335,138
                                                                    ---------------
                  Total United States investments                        66,613,551
                                                                    ---------------
                  Total long-term investments (cost
                   US$227,649,708)                                      223,085,041
                                                                    ---------------
SHORT-TERM INVESTMENTS  6.3%
Euro  0.4%
  EURO   2,000    CESP-Companhia Energetica,
                   9.25%, 5/10/01                                           992,063

    10                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

Principal
Amount                                                              US$
(000)             Description                                       Value (Note 1)
-----------------------------------------------------------------------------------------
Hungary  1.4%
  HUF  935,000    Republic of Hungary,
                   15.50%, 7/24/00                                  $     3,460,027
-------------------------------------------------------------------------------------
United States  4.5%
Sovereign Bonds  0.9%
  US$      677    Republic of Brazil, FRN,
                   7.00%, 1/1/01                                            676,500
         1,515    Trinidad & Tobago Republic,
                   9.75%, 11/3/00                                         1,504,395
                                                                    ---------------
                                                                          2,180,895
-------------------------------------------------------------------------------------
Supranational Bonds  2.8%
                  Corporacion Andina de Fomento,
                   7.375%, 7/21/00                                        6,142,313
         6,150
           500    7.14%, 4/3/01, (FRN)                                      494,375
                                                                    ---------------
                                                                          6,636,688
-------------------------------------------------------------------------------------
U.S. Government Obligations  0.1%
                  United States Treasury Bills,
           125D   5.885%(a), 10/12/00                                       122,985
           100D   5.92%(a), 12/21/00                                         97,153
                                                                    ---------------
                                                                            220,138
-------------------------------------------------------------------------------------
Repurchase Agreement  0.7%
         1,787    Joint Repurchase Agreement Account,
                   4.78% 7/3/00 (Note 5)                                  1,787,000
                                                                    ---------------
                  Total United States investments                        10,824,721
                                                                    ---------------
                  Total short-term Investments (cost
                   US$15,916,521)                                        15,276,811
                                                                    ---------------
                  Total Investments  98.3%
                   (cost $243,566,229)                                  238,361,852
                  Other assets in excess of liabilities  1.7%             4,056,786
                                                                    ---------------
                  Net Assets  100%                                  $   242,418,638
                                                                    ---------------
                                                                    ---------------

------------------------------
Portfolio securities are classified according to the security's currency denomination.
(a) Percentages quoted represent yield-to-maturity as of purchase date.
D Pledged as initial margin on financial futures contracts.
FRN--Floating Rate Note.
    See Notes to Financial Statements                                     11

       Prudential Global Total Return Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                    June 30, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $243,566,229)                           $ 238,361,852
Foreign currency, at value (cost $1,609,770)                            1,628,519
Interest receivable                                                     5,948,049
Unrealized appreciation on forward currency contracts                   3,076,275
Receivable for Fund shares sold                                            46,949
Other assets                                                                8,672
                                                                    -------------
      Total assets                                                    249,070,316
                                                                    -------------
LIABILITIES
Payable for investments purchased                                       3,046,793
Unrealized depreciation on forward currency contracts                   2,666,172
Payable for Fund shares reacquired                                        580,743
Management fee payable                                                    150,934
Accrued expenses and other liabilities                                    112,787
Distribution fee payable                                                   51,062
Due to broker - variation margin                                           34,953
Withholding tax payable                                                     8,234
                                                                    -------------
      Total liabilities                                                 6,651,678
                                                                    -------------
NET ASSETS                                                          $ 242,418,638
                                                                    -------------
                                                                    -------------
Net assets were comprised of:
   Common stock, at par                                             $     343,729
   Paid-in capital in excess of par                                   306,455,478
                                                                    -------------
                                                                      306,799,207
   Distributions in excess of net investment income                   (17,788,373)
   Accumulated net realized loss on investment and
      foreign currency transactions                                   (41,740,083)
   Net unrealized depreciation on investments and foreign
      currencies                                                       (4,852,113)
                                                                    -------------
Net assets, June 30, 2000                                           $ 242,418,638
                                                                    -------------
                                                                    -------------

    12                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    June 30, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($223,878,161 /
      31,746,724 shares of common stock issued and outstanding)             $7.05
   Maximum sales charge (4% of offering price)                                .29
                                                                    -------------
   Maximum offering price to public                                         $7.34
                                                                    -------------
                                                                    -------------
Class B:
   Net asset value, offering price and redemption price per share
      ($6,947,718 / 984,257 shares of common stock issued and
      outstanding)                                                          $7.06
                                                                    -------------
                                                                    -------------
Class C:
   Net asset value and redemption price per share ($434,374 /
      61,537 shares of common stock issued and outstanding)                 $7.06
   Maximum sales charge (1% of offering price)                                .07
                                                                    -------------
   Maximum offering price to public                                         $7.13
                                                                    -------------
                                                                    -------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($11,158,385 / 1,580,392 shares of common stock issued and
      outstanding)                                                          $7.06
                                                                    -------------
                                                                    -------------

    See Notes to Financial Statements                                     13

       Prudential Global Total Return Fund, Inc.
             Statement of Operations (Unaudited)

                                                                        Year
                                                                        Ended
                                                                    June 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest (net of foreign withholding taxes of $10,031)           $   9,734,491
                                                                    -------------
Expenses
   Management fee                                                         964,623
   Distribution fee--Class A                                              297,225
   Distribution fee--Class B                                               27,118
   Distribution fee--Class C                                                1,859
   Transfer agent's fees and expenses                                     320,000
   Custodian's fees and expenses                                          150,000
   Reports to shareholders                                                112,000
   Legal fees and expenses                                                 62,000
   Registration fees                                                       50,000
   Audit fee and expenses                                                  18,000
   Directors' fees                                                          6,000
   Insurance                                                                3,000
   Miscellaneous                                                            7,634
                                                                    -------------
      Total expenses                                                    2,019,459
                                                                    -------------
Net investment income                                                   7,715,032
                                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            (21,209,618)
   Foreign currency transactions                                       (1,197,118)
   Options written                                                        (22,878)
   Financial futures contract transactions                                 18,988
                                                                    -------------
                                                                      (22,410,626)
                                                                    -------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                         14,404,826
   Foreign currencies                                                     (60,269)
   Financial futures contracts                                           (126,953)
                                                                    -------------
                                                                       14,217,604
                                                                    -------------
Net loss on investments and foreign currencies                         (8,193,022)
                                                                    -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $    (477,990)
                                                                    -------------
                                                                    -------------

    14                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                  Six Months            Year
                                                     Ended              Ended
                                                 June 30, 2000    December 31, 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $   7,715,032      $  10,578,315
   Net realized loss on investment and foreign
      currency transactions                        (22,410,626)        (7,962,203)
   Net change in unrealized
      appreciation/depreciation on investments
      and foreign currency transactions             14,217,604        (19,742,583)
                                                 -------------    -----------------
   Net decrease in net assets resulting from
      operations                                      (477,990)       (17,126,471)
                                                 -------------    -----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                       (6,488,733)        (7,213,780)
      Class B                                         (179,390)          (178,555)
      Class C                                          (12,012)           (13,365)
      Class Z                                         (335,142)          (224,615)
                                                 -------------    -----------------
                                                    (7,015,277)        (7,630,315)
                                                 -------------    -----------------
   Tax return of capital distributions
      Class A                                               --         (2,951,146)
      Class B                                               --            (82,514)
      Class C                                               --             (6,196)
      Class Z                                               --            (86,864)
                                                 -------------    -----------------
                                                            --         (3,126,720)
                                                 -------------    -----------------
Fund share transactions (Net of share
   conversions) (Note 6 and 7)
   Net proceeds from shares sold                     4,358,179        181,565,604
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  2,981,820          3,609,392
   Cost of shares reacquired                       (36,194,994)       (43,791,864)
                                                 -------------    -----------------
   Increase (decrease) in net assets from Fund
      share transactions                           (28,854,995)       141,383,132
                                                 -------------    -----------------
Total increase (decrease)                          (36,348,262)       113,499,626
                                                 -------------    -----------------
NET ASSETS
Beginning of period                                278,766,900        165,267,274
                                                 -------------    -----------------
End of period                                    $ 242,418,638      $ 278,766,900
                                                 -------------    -----------------
                                                 -------------    -----------------

    See Notes to Financial Statements                                     15

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements (Unaudited)
      Prudential Global Total Return Fund, Inc., (the 'Fund'), is an open-end, nondiversified management investment company whose investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund invests primarily in governmental (including supranational), semi-governmental or governmental agency debt securities or in short-term bank debt securities or deposits in the United States and in foreign countries denominated in U.S. dollars or in foreign currencies, including debt securities issued or guaranteed by the U.S. Government and foreign governments, their agencies, authorities or instrumentalities (U.S. Government Securities and Foreign Government Securities, respectively). The remainder is generally invested in corporate debt securities or longer term bank debt securities. The bonds are primarily of investment grade, i.e., bonds rated within the four highest quality grades as determined by Moody's Investors Service or Standard & Poor's Rating's Group, or in unrated securities of equivalent quality. In addition the Fund is permitted to invest up to 15% of the Fund's total assets in bonds rated below investment grade with a minimum rating of B, or in unrated securities of equivalent quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
      Securities Valuation:    In valuing the Fund's assets, quotations of
foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market makers. Any security for which the primary market is on an exchange or NASDAQ National Market System Securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Forward currency exchange contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
    16

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.
      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
      In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      Foreign Currency Translation:    The books and records of the Fund are
maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities--at the current rates of exchange.
      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.
      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains on investment transactions.
      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at period-end exchange rates are
                                                                          17

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.
reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.
      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.
      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.
      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss
    18

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.
on written options is presented separately as net realized gain (loss) on written option transactions.
      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
      Security Transactions and Net Investment Income:    Security transactions
are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.
      Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
      Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
      Dividends and Distributions:    Dividends are declared quarterly.
Distributions of capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.
                                                                          19

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.
      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.
      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase distributions in excess of net investment income by $18,469,884 and decrease accumulated net realized loss on investments by $18,469,884 due to foreign currency losses realized and recognized during the six months ended June 30, 2000. Net investment income, net realized gains and net assets were not affected by this change.
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), a wholly owned subsidiary of Prudential. The subadvisory agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises the subadviser's performance of such services. The subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the subadviser in furnishing those services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion, and .65 of 1% of such assets in excess of $1 billion.
      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .375 of 1% of the Fund's average daily net assets up to $500 million, .333 of 1% of such assets between $500 million and $1 billion, and .293 of 1% of such assets in excess of $1 billion.
    20

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.
      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended June 30, 2000.
      PIMS has advised the Fund that it has received approximately $6,100 and $300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended June 30, 2000. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the Fund that for the six months ended June 30, 2000, it received approximately $14,500 and $200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
      PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the period ended June 30, 2000.
                                                                          21

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the six months ended June 30, 2000, the Fund incurred fees of approximately $314,000 for the services of PMFS. As of June 30, 2000, approximately $51,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the six months ended June 30, 2000, aggregated $445,833,865 and $458,776,778, respectively.
      At June 30, 2000, the Fund had outstanding forward currency contracts to purchase and sell foreign currencies as follows:

                                                 Value at
    Foreign Currency          Current        Settlement Date
   Purchase Contracts          Value             Payable           Appreciation       Depreciation
------------------------    ------------     ----------------     --------------     --------------
Australian Dollars,
  expiring 7/26/00          $  7,422,532       $  7,592,364        $         --       $    169,832
Danish Krone,
  expiring 7/18/00             1,948,105          1,924,663              23,442                 --
Euros,
  expiring 7/17/00 -
  7/19/00                    152,986,105        150,930,957           2,084,165             29,017
Pound Sterling,
  expiring 7/20/00               259,784            257,741               2,043                 --
Japanese Yen,
  expiring 7/19/00            22,660,960         22,436,127             224,833                 --
Norwegian Krone,
  expiring 7/13/00             2,574,055          2,510,098              63,957                 --
                            ------------     ----------------     --------------     --------------
                            $187,851,541       $185,651,950        $  2,398,440       $    198,849
                            ------------     ----------------     --------------     --------------
                            ------------     ----------------     --------------     --------------

    22

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

                                                 Value at
Foreign Currency              Current        Settlement Date
  Sale Contracts               Value            Receivable         Appreciation       Depreciation
------------------------    ------------     ----------------     --------------     --------------
Australian Dollars,
  expiring 7/26/00          $ 12,305,692       $ 12,306,000        $        308       $         --
Canadian Dollars,
  expiring 7/17/00             2,643,684          2,665,118              21,434                 --
Danish Krone,
  expiring 7/18/00             1,948,105          1,959,945              11,840                 --
Euros,
  expiring 7/17/00 -
  7/20/00                    225,282,138        223,043,081             163,200          2,402,257
Pound Sterling,
  expiring 7/20/00             5,690,751          5,646,003                  --             44,748
Japanese Yen,
  expiring 7/19/00            14,404,480         14,417,647              33,485             20,318
New Zealand Dollars,
  expiring 7/26/00             8,024,092          8,212,207             188,115                 --
Swedish Krona,
  expiring 7/19/00             8,986,650          9,246,103             259,453                 --
                            ------------     ----------------     --------------     --------------
                            $279,285,592       $277,496,104        $    677,835       $  2,467,323
                            ------------     ----------------     --------------     --------------
                            ------------     ----------------     --------------     --------------

      Transactions in written call options during the period ended June 30, 2000 were as follows:

                                                        Number of        Premiums
                                                        Contracts        Received
                                                        ----------       ---------
Options outstanding at December 31, 1999                      --               --
Options written                                            4,000          $89,978
Options exercised                                         (4,000)         (89,978)
                                                        ----------       ---------
Options outstanding at June 30, 2000                          --          $    --

      The United States federal income tax basis of the Fund's investments at June 30, 2000 was $244,561,587 and, accordingly, net unrealized depreciation for United States federal income tax purposes was $6,199,735 (gross unrealized appreciation--$2,595,873; gross unrealized depreciation--$8,795,608).
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of
                                                                          23

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.
which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of June 30, 2000, the Fund had a .35% undivided interest in the joint account. The undivided interest for the Fund represents $1,787,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
      ABN AMRO Incorporated, 6.60%, in the principal amount of $100,000,000, repurchase price $100,055,000, due 7/3/00. The value of the collateral including accrued interest was $102,000,279.
      Bear, Stearns & Co. Inc., 6.55%, in the principal amount of $125,000,000, repurchase price $125,068,229, due 7/3/00. The value of the collateral including accrued interest was $128,815,250.
      Credit Suisse First Boston Corp., 6.65%, in the principal amount of $125,000,000, repurchase price $125,069,270, due 7/3/00. The value of the collateral including accrued interest was $129,282,822.
      Warburg Dillon Read Inc., 6.30%, in the principal amount of $58,110,000, repurchase price $58,140,508, due 7/3/00. The value of the collateral including accrued interest was $59,275,285.
      Warburg Dillon Read Inc., 6.55%, in the principal amount of $100,000,000, repurchase price $100,054,583, due 7/3/00. The value of the collateral including accrued interest was $102,000,550.
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
      There are 2 billion authorized shares of common stock at $.01 par value per share, divided equally into Class A, B, C and Z shares.
    24

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.
      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------   -----------    -------------
Six months ended June 30, 2000:
Shares sold                                                    189,621    $   1,366,817
Shares issued in reinvestment of dividends and
  distributions                                                351,780        2,501,351
Shares reacquired                                           (4,312,275)     (30,870,859)
                                                           -----------    -------------
Net increase in shares outstanding before conversion        (3,770,874)     (27,002,691)
Shares issued upon conversion from Class B                      35,513          254,667
                                                           -----------    -------------
Net increase in shares outstanding                          (3,735,361)   $ (26,748,024)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 1999:
Shares sold                                                    256,447    $   1,936,647
Shares issued in connection with reorganization (Note 7)    20,010,669      159,581,878
Shares issued in reinvestment of dividends and
  distributions                                                414,519        3,075,349
Shares reacquired                                           (5,023,661)     (37,816,441)
                                                           -----------    -------------
Net increase in shares outstanding before conversion        15,657,974      126,777,433
Shares issued upon conversion from Class B                      23,127          173,394
                                                           -----------    -------------
Net increase in shares outstanding                          15,681,101    $ 126,950,827
                                                           -----------    -------------
                                                           -----------    -------------
Class B
--------------------------------------------------------
Six months ended June 30, 2000:
Shares sold                                                    158,540    $   1,129,436
Shares issued in reinvestment of dividends and
  distributions                                                 19,492          138,682
Shares reacquired                                             (233,348)      (1,665,275)
                                                           -----------    -------------
Net increase in shares outstanding before conversion           (55,316)        (397,157)
Shares reacquired upon conversion into Class A                 (35,513)        (254,667)
                                                           -----------    -------------
Net increase in shares outstanding                             (90,829)   $    (651,824)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 1999:
Shares sold                                                    217,107    $     976,369
Shares issued in connection with reorganization (Note 7)       648,159        5,241,518
Shares issued in reinvestment of dividends and
  distributions                                                 28,530          212,311
Shares reacquired                                             (247,247)      (3,255,251)
                                                           -----------    -------------
Net increase in shares outstanding
  before conversion                                            646,549        3,174,947
Shares reacquired upon conversion into Class A                 (23,127)        (173,394)
                                                           -----------    -------------
Net increase in shares outstanding                             623,422    $   3,001,553
                                                           -----------    -------------
                                                           -----------    -------------

                                                                          25

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                      Shares          Amount
--------------------------------------------------------   -----------    -------------
Six months ended June 30, 2000:
Shares sold                                                     13,196    $      95,012
Shares issued in reinvestment of dividends and
  distributions                                                  1,627           11,584
Shares reacquired                                              (30,542)        (217,920)
                                                           -----------    -------------
Net increase in shares outstanding                             (15,719)   $    (111,324)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 1999:
Shares sold                                                     17,923    $     145,005
Shares issued in connection with reorganization (Note 7)        49,309          386,351
Shares issued in reinvestment of dividends and
  distributions                                                  2,370           17,612
Shares reacquired                                              (26,555)        (198,104)
                                                           -----------    -------------
Net increase in shares outstanding                              43,047    $     350,864
                                                           -----------    -------------
                                                           -----------    -------------
Class Z
--------------------------------------------------------
Six months ended June 30, 2000:
Shares sold                                                    245,862    $   1,766,914
Shares issued in reinvestment of dividends and
  distributions                                                 46,370          330,203
Shares reacquired                                             (479,649)      (3,440,940)
                                                           -----------    -------------
Net increase in shares outstanding                            (187,417)   $  (1,343,823)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 1999:
Shares sold                                                    278,304    $   2,122,619
Shares issued in connection with reorganization (Note 7)     1,481,032       11,175,217
Shares issued in reinvestment of dividends and
  distributions                                                 41,217          304,120
Shares reacquired                                             (335,941)      (2,522,068)
                                                           -----------    -------------
Net increase in shares outstanding                           1,464,612    $  11,079,888
                                                           -----------    -------------
                                                           -----------    -------------

Note 7. Reorganization
On May 26, 1999, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the 'Plan') which provided for the transfer of all of the assets of the Class A, B, C and Z shares of the Prudential Global Limited Maturity Fund, Inc. and the Prudential Intermediate Global Income Fund, Inc. in exchange for like shares of the Fund and the Fund's assumption of the liabilities of the Global Limited Maturity Fund, Inc. and Intermediate Global Income Fund, Inc.
      The Plan was approved by the shareholders of the Global Limited Maturity Fund, Inc. and the Intermediate Global Income Fund, Inc. at a shareholder meeting held on October 19, 1999. The reorganization took place on October 22, 1999. The Global Limited Maturity Fund, Inc. and the Intermediate Global Income Fund, Inc. and the Fund incurred their pro rata share of the costs of reorganization, including the costs of proxy solicitation.
    26

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.
      The acquisition was accomplished by a tax-free exchange of the following shares:

                                               Prudential Global
        Global Limited Maturity                   Total Return
              Fund, Inc.:                          Fund, Inc.               Value
Class A                       6,701,965     Class A        6,692,871     $49,296,112
    B                            92,971           B           93,350         688,151
    C                             4,375           C            4,393          32,384
    Z                             6,521           Z            6,530          48,187
          Intermediate Global
          Income Fund, Inc.:
Class A                      13,210,252           A       13,317,798     $98,167,564
    B                           550,329           B          554,809       4,091,534
    C                            44,554           C           44,916         331,237
    Z                         1,464,579           Z        1,474,502      10,880,345

      The aggregate net assets and unrealized depreciation of the funds immediately before the acquisition were:

                                                                            Unrealized
                                                            Net Assets     Depreciation
                                                            -----------    ------------
Global Limited Maturity Fund, Inc.                          $50,064,834    $ (3,937,015)
Intermediate Global Income Fund, Inc.                       113,470,680      (6,836,162)

      The aggregate net assets of the Prudential Global Total Return Fund, Inc. immediately before the acquisition was $134,835,274.
      The future utilization of the acquired capital loss carryforwards from Global Limited Maturity Fund, Inc. and Intermediate Global Income Fund, Inc. in the amounts of $19,106,058 and $13,554,306, respectively, will be limited by
Section 382 of the Internal Revenue Code of 1986, as amended. For each fund, the annual limitation is $2,728,533 and $6,184,152, respectively.
                                                                          27

       Prudential Global Total Return Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                  June 30, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   7.26
                                                                  ----------------
Income from investment operations
Net investment income                                                      .21
Net realized and unrealized gain (loss) on investment and
   foreign currencies                                                     (.22)
                                                                  ----------------
      Total from investment operations                                    (.01)
                                                                  ----------------
Less distributions
Dividends from net investment income                                      (.20)
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                               --
Tax return of capital distributions                                         --
                                                                  ----------------
      Total distributions                                                 (.20)
                                                                  ----------------
Redemption fee retained by Fund                                             --
                                                                  ----------------
Net asset value, end of period                                        $   7.05
                                                                  ----------------
                                                                  ----------------
Per share market price, end of period                                      N/A
                                                                  ----------------   ---
                                                                  ----------------   ---
TOTAL INVESTMENT RETURN BASED ON(a):
   Market price                                                            N/A
   Net asset value                                                       (0.14)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $223,878
Average net assets (000)                                              $239,086
Ratios to average net assets:
   Expenses, including distribution fees                                  1.57%(c)
   Expenses, excluding distribution fees                                  1.32%(c)
   Net investment income                                                  6.00%(c)
For Class A, B, C, and Z shares:
   Portfolio turnover rate                                                 193%

------------------------------
(a) Total investment return based on net asset value is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effect of sales load. Prior to January 15, 1996 the Fund operated as a closed-end investment company and total investment return was calculated based on market value assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Prior to January 15, 1996 the Fund operated as a closed-end investment company.
    28                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                               Class A(d)
---------------------------------------------------------------------------------------------------------
                                         Year Ended December 31,
---------------------------------------------------------------------------------------------------------
    1999(b)             1998(b)              1997(b)                1996                 1995
---------------------------------------------------------------------------------------------------------
    $   8.03            $   7.88             $   8.38             $   8.44             $   7.46
----------------    ----------------     ----------------     ----------------     ----------------
         .44                 .52                  .55                  .62                  .54
        (.75)                .16                 (.18)                 .32                 1.25
----------------    ----------------     ----------------     ----------------     ----------------
        (.31)                .68                  .37                  .94                 1.79
----------------    ----------------     ----------------     ----------------     ----------------
        (.33)               (.35)                (.68)                (.62)                (.54)
          --                (.02)                (.19)                (.50)                (.27)
          --                (.16)                  --                   --                   --
        (.13)                 --                   --                   --                   --
----------------    ----------------     ----------------     ----------------     ----------------
        (.46)               (.53)                (.87)               (1.12)                (.81)
----------------    ----------------     ----------------     ----------------     ----------------
          --                  --                   --                  .12                   --
----------------    ----------------     ----------------     ----------------     ----------------
    $   7.26            $   8.03             $   7.88             $   8.38             $   8.44
----------------    ----------------     ----------------     ----------------     ----------------
----------------    ----------------     ----------------     ----------------     ----------------
         N/A                 N/A                  N/A                  N/A             $   8.25
----------------    ----------------     ----------------     ----------------     ----------------
----------------    ----------------     ----------------     ----------------     ----------------
         N/A                 N/A                  N/A                  N/A                49.23%
       (3.95)%              8.92%                4.55%               13.15%               25.45%
    $257,548            $158,932             $183,054             $229,770             $559,071
    $166,940            $171,427             $204,795             $299,026             $549,407
        1.75%               1.33%                1.39%                1.33%                1.02%
        1.50%               1.18%                1.24%                1.18%                1.02%
        6.00%               6.42%                6.73%                7.01%                6.50%
         132%                 46%                  43%                  32%                 256%

    See Notes to Financial Statements                                     29

       Prudential Global Total Return Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class B
                                                                 -----------------
                                                                 Six Months Ended
                                                                 June 30, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  7.26
                                                                      -------
Income from investment operations
Net investment income                                                     .19
Net realized and unrealized gain (loss) on investment and
   foreign currencies                                                    (.21)
                                                                      -------
      Total from investment operations                                   (.02)
                                                                      -------
Less distributions
Dividends from net investment income                                     (.18)
Distributions in excess of net investment income                           --
Distributions from net realized capital gains                              --
Tax return of capital distributions                                        --
                                                                      -------
      Total distributions                                                (.18)
                                                                      -------
Redemption fee retained by Fund                                            --
                                                                      -------
Net asset value, end of period                                        $  7.06
                                                                      -------
                                                                      -------
TOTAL INVESTMENT RETURN(a):                                             (0.39)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 6.948
Average net assets (000)                                              $ 7,271
Ratios to average net assets:
   Expenses, including distribution fees                                 2.07%(c)
   Expenses, excluding distribution fees                                 1.32%(c)
   Net investment income                                                 5.50%(c)

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class B shares.
    30                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                         Class B
-----------------------------------------------------------------------------------------
                 Year Ended December 31,                       January 15, 1996(d)
----------------------------------------------------------           Through
    1999(b)              1998(b)              1997(b)           December 31, 1996
-----------------------------------------------------------------------------------------
     $ 8.03               $ 7.89               $ 8.39                 $ 8.51
    -------              -------              -------                -------
        .40                  .46                  .49                    .57
       (.76)                 .16                 (.16)                   .26
    -------              -------              -------                -------
       (.36)                 .62                  .33                    .83
    -------              -------              -------                -------
       (.28)                (.30)                (.64)                  (.57)
         --                 (.02)                (.19)                  (.50)
         --                 (.16)                  --                     --
       (.13)                  --                   --                     --
    -------              -------              -------                -------
       (.41)                (.48)                (.83)                 (1.07)
    -------              -------              -------                -------
         --                   --                   --                    .12
    -------              -------              -------                -------
     $ 7.26               $ 8.03               $ 7.89                 $ 8.39
    -------              -------              -------                -------
    -------              -------              -------                -------
      (4.35)%               8.13%                3.98%                 11.99%
     $7,810               $3,625               $2,300                 $  175
     $4,642               $3,048               $1,246                 $   52
       2.25%                1.93%                1.99%                  1.93%(c)
       1.50%                1.18%                1.24%                  1.18%(c)
       5.49%                5.86%                6.13%                  6.41%(c)

    See Notes to Financial Statements                                     31

       Prudential Global Total Return Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class C
                                                                 -----------------
                                                                 Six Months Ended
                                                                 June 30, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  7.26
                                                                      -------
Income from investment operations
Net investment income                                                     .19
Net realized and unrealized gain (loss) on investment and
   foreign currencies                                                    (.21)
                                                                      -------
      Total from investment operations                                   (.02)
                                                                      -------
Less distributions
Dividends from net investment income                                     (.18)
Distributions in excess of net investment income                           --
Distributions from net realized capital gains                              --
Tax return of capital distributions                                        --
                                                                      -------
      Total distributions                                                (.18)
                                                                      -------
Redemption fee retained by Fund                                            --
                                                                      -------
Net asset value, end of period                                        $  7.06
                                                                      -------
                                                                      -------
TOTAL INVESTMENT RETURN(a):                                             (0.39)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $   434
Average net assets (000)                                              $   498
Ratios to average net assets:
   Expenses, including distribution fees                                 2.07%(c)
   Expenses, excluding distribution fees                                 1.32%(c)
   Net investment income                                                 5.52%(c)

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Figure is actual and not rounded to nearest thousand.
    32                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd. (Unaudited) Cont'd.

                                         Class C
-----------------------------------------------------------------------------------------
                 Year Ended December 31,                       January 15, 1996(d)
----------------------------------------------------------           Through
    1999(b)              1998(b)              1997(b)           December 31, 1996
-----------------------------------------------------------------------------------------
     $ 8.03               $ 7.89               $ 8.39                 $ 8.51
    -------              -------              -------                -------
        .40                  .46                  .49                    .57
       (.76)                 .16                 (.16)                   .26
    -------              -------              -------                -------
       (.36)                 .62                  .33                    .83
    -------              -------              -------                -------
       (.28)                (.30)                (.64)                  (.57)
         --                 (.02)                (.19)                  (.50)
         --                 (.16)                  --                     --
       (.13)                  --                   --                     --
    -------              -------              -------                -------
       (.41)                (.48)                (.83)                 (1.07)
    -------              -------              -------                -------
         --                   --                   --                    .12
    -------              -------              -------                -------
     $ 7.26               $ 8.03               $ 7.89                 $ 8.39
    -------              -------              -------                -------
    -------              -------              -------                -------
      (4.35)%               8.13%                3.98%                 11.99%
     $  561               $  275               $  190                 $  210(e)
     $  354               $  220               $  397                 $  204(e)
       2.25%                1.93%                1.99%                  1.93%(c)
       1.50%                1.18%                1.24%                  1.18%(c)
       5.51%                5.84%                6.05%                  6.41%(c)

    See Notes to Financial Statements                                     33

       Prudential Global Total Return Fund, Inc.
             Financial Highlights (Unaudited)

                                                            Class Z
                                     ------------------------------------------------------
                                                                                March 17,
                                      Six Months                                 1997(d)
                                         Ended             Year Ended            Through
                                       June 30,           December 31,         December 31,
                                        2000(b)         1999       1998(b)       1997(b)
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                  $  7.27        $  8.03     $ 7.88         $ 8.32
                                     -------------     -------     -------     ------------
Income from investment
operations
Net investment income                       .22            .42        .52            .39
Net realized and unrealized gain
   (loss) on investment and
   foreign currencies                      (.22)          (.71)       .17            .05
                                     -------------     -------     -------     ------------
      Total from investment
      operations                             --           (.29)       .69            .44
                                     -------------     -------     -------     ------------
Less distributions
Dividends from net investment
income                                     (.21)          (.34)      (.36 )         (.69)
Distributions in excess of net
   investment income                         --             --       (.02 )         (.19)
Distributions from net realized
   capital gains                             --             --       (.16 )           --
Tax return of capital
   distributions                             --           (.13)        --             --
                                     -------------     -------     -------     ------------
      Total distributions                  (.21)          (.47)      (.54 )         (.88)
                                     -------------     -------     -------     ------------
Redemption fee retained by Fund              --             --         --             --
                                     -------------     -------     -------     ------------
Net asset value, end of period          $  7.06        $  7.27     $ 8.03         $ 7.88
                                     -------------     -------     -------     ------------
                                     -------------     -------     -------     ------------
TOTAL INVESTMENT RETURN(a):                0.00%         (3.74)%     9.07 %         5.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)         $11,158        $12,847     $2,435         $  686
Average net assets (000)                $11,790        $ 4,604     $1,771         $  257
Ratios to average net assets:
   Expenses, including
      distribution fees                    1.32%(c)       1.50%      1.18 %         1.24%(c)
   Expenses, excluding
      distribution fees                    1.32%(c)       1.50%      1.18 %         1.24%(c)
   Net investment income                   6.25%(c)       6.11%      6.65 %         5.41%(c)

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
    34                                     See Notes to Financial Statements

Prudential Global Total Return Fund, Inc.
Getting the Most From Your Prudential Mutual Fund

How many times have you read these reports-or other financial materials-and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.
Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-sometimes very suddenly-in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Prudential Global Total Return Fund, Inc.
Getting the Most From Your Prudential Mutual Fund

Leverage: The use of borrowed assets to enhance return.
The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S.
dollars.

                         www.prudential.com     (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

             NASDAQ    CUSIP
   Class A   GTRAX   744337106
   Class B   PBTRX   744337205
   Class C   PCTRX   744337304
   Class Z   PZTRX   744337403

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2000, were not audited and, accordingly, no opinion is expressed on them.

[pb]
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Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF169E2   744337106   744337205   744337304   744337403

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